U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2004

                              EAGLE BROADBAND, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            001-15649                             76-0494995
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     (Commission File Number)         (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
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           (Address of principal executive offices including zip code)

                                 (281) 538-6000
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              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

Eagle Broadband, Inc, has announced that it will conduct a Special Shareholders Meeting on July 20, 2004, at 2500 South Shore Blvd., League City, Texas 77573, beginning at 10:00 a.m. Central Time to obtain approval of our yearly employee stock compensation plan, which under Sarbanes-Oxley, now requires shareholder approval.

Exhibits:
99.1     Eagle Broadband News Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EAGLE BROADBAND, INC.


                                                         /s/Dave Weisman
                                                         -----------------------
                                                         Dave Weisman
                                                         Chief Executive Officer

DATE:  April 29, 2003